UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009 (October 29, 2009)

ICT GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-20807	23-2458937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Brandywine Boulevard Newtown, Pennsylvania	18940
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 685-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2009, ICT Group, Inc. (the “Company”) issued a press release announcing certain financial results for the third quarter ended September 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The press release includes a reconciliation of income (loss) before income taxes to adjusted net income to eliminate the effect of: asset impairments and merger costs for the three and nine-month periods ended September 30, 2009; restructuring charges for the three and nine-month periods ended September 30, 2009 and the nine-month period ended September 30, 2008; and government grant adjustments for the three and nine-month periods September 30, 2008. Management of the Company believes that the adjustment of net income (loss) and net income (loss) per share to eliminate the effect of asset impairments, merger and restructuring costs and government grant adjustments is useful to investors because it enables them to better assess the performance of the Company’s core operations, exclusive of the impact of charges and costs that are not reflective of the Company’s day-to-day operations. In addition, management focuses on such adjusted measures for planning purposes.

The press release also includes a table breaking out the Company’s revenue for the three-month periods ended September 30, 2009, June 30, 2009, and September 30, 2008 into vertical market segments and Core/Non-Core business revenue because management focuses on Core business revenue and vertical market revenue for planning purposes and believes this breakout is useful to investors. This table reflects revenue as reported for these periods and on a constant currency basis (using the foreign currency exchange rates reflected in the Company’s revenue for the third quarter of 2009 in recalculating the Company’s revenue for the second quarter of 2009 and the third quarter of 2008).

The press release also includes a reconciliation of cash flow from operating activities to free cash flow for the three and nine-month periods ended September 30, 2009 and September 30, 2008 because management of the Company believes that free cash flow is useful to investors, as it is useful to management, as a measure of liquidity.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a) Financial Statements of Businesses Acquired.

      None.

(b) Pro Forma Financial Information.

      None.

(d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release dated October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICT GROUP, INC.

By:	/s/ John J. Brennan
John J. Brennan
President and Chief Executive Officer

Dated: October 29, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release dated October 29, 2009.

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